                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  OCTOBER 28, 1996


                     DAYTON HUDSON RECEIVABLES CORPORATION
                     -------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Minnesota
                                   ---------
                (State or other jurisdiction of incorporation)



          0-26930                                41-1812153
          -------                                ----------
   (Commission File Number)        (I.R.S. Employer Identification Number)



                     Dayton Hudson Receivables Corporation
                            80 South Eighth Street
                            14th Floor, Suite 1401
                         Minneapolis, Minnesota 55402
                                 (612)370-6530
              (Address, including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Office)



                              Page 1 of 11 Pages
                      The Exhibit Index Appears on Page 3
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Item 5:  Other Events
---------------------

The Monthly Servicer's Certificate for the Monthly Period ended October 5, 1996 and the Monthly Certificateholders' Statement for the Monthly Period ended October 5, 1996, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on October 22, 1996, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on October 25, 1996.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.


                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 1996

                              DAYTON HUDSON RECEIVABLES CORPORATION


                              By:      /s/ Stephen C. Kowalke

                              Name:    Stephen C. Kowalke
                              Title:   Vice President and Treasurer
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                                 EXHIBIT INDEX
                                 -------------
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                                                                   SEQUENTIALLY
EXHIBIT NUMBER                           DESCRIPTION               NUMBERED PAGE
---------------------------  ------------------------------------  -------------

      20.1                   Monthly Servicer's Certificate for          4
                             the Monthly Period ended October 5,
                             1996.
      20.2                   Monthly Certificateholders'                 6
                             Statement for the Monthly Period
                             ended October 5, 1996.

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